SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                    February 7th, 2003

Zeta Corporation

(Exact name of registrant as specified in its charter)

Florida

000-29819

58-2349413

(State or other jurisdiction of incorporation)

(Commission File Number)

             (IRS Employer Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia

V6J 1G1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (604) 659-5005

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

At a Board of Directors meeting held on February 7th, 2003, the Company’s Board of Directors agreed to extend the expiration date of 12,000,000 currently outstanding share purchase warrants from March 22nd, 2003, to March 22nd, 2005, with all other warrant terms and conditions remaining the same.

The 12,000,000 share purchase warrants were issued as part of a $300,000 financing completed during March 1999. Of the 12,000,000 currently outstanding share purchase warrants, 1,900,000 warrants are held by the wife of Mr. Harmel S. Rayat and 8,100,000 are held by other family members of Mr. Harmel S. Rayat. Mr. Rayat, the Company’s President and CEO, disclaims beneficial ownership all share purchase warrants held by his wife and other family members.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Statement of Principal Executive Officer

Exhibit 99.2 – Statement of Principal Financial Officer

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                ZETA CORPORATION

By: /s/ Jeet Sidhu

Jeet Sidhu, Director

              Date: February 7th, 2003

EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Harmel S. Rayat, state and attest that:

(1) I am the President of Zeta Corporation (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

B. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

 /s/ Harmel S. Rayat

Date: February 7th, 2003

EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Harvinder Dhaliwal, state and attest that:

(1) I am the Treasurer of Zeta Corporation (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

a. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Harvinder  Dhaliwal

Date: February 7th, 2003